Exhibit 99.2

ASMedia to Acquire Techpoint for New Industries Expansion

NEW TAIPEI CITY, Taiwan and SAN JOSE, CA., January 15, 2025 — ASMedia Technology Inc. (Taiwan Stock Exchange: 5269) (“ASMedia”) and Techpoint, Inc. (Tokyo Stock Exchange: 6697) (“Techpoint”) today announced that they have entered into a definitive agreement under which ASMedia will acquire all of the outstanding shares of Techpoint, including common stock underlying its Japanese Depositary Shares (“JDS”), for US$20.00 per share in an all-cash transaction, which represents fully diluted equity value of approximately US$390 million. The transaction has been unanimously approved by both ASMedia’s and Techpoint’s boards of directors.

“This acquisition of Techpoint is a landmark step in ASMedia’s strategic development, which will broaden our business portfolio and accelerate our profitable growth,” said Che-Wei Lin, President of ASMedia. “The Techpoint team has built a leading video connectivity technology serving the automotive and security industries, which is complementary and accretive to ASMedia’s high-speed transmission solutions. We look forward to working closely with the talented Techpoint team that has shared commitments to innovation to accelerate technology advancements.”

“We are pleased to have reached an agreement that we believe will deliver compelling value for our shareholders and support the long-term success of Techpoint,” said Hiro Kozato, President and CEO of Techpoint. “ASMedia is a great partner for the future of Techpoint with access to a larger platform and resources to build on our existing momentum. I believe the combination of our two businesses is positive news for all of our stakeholders, including our customers, employees, and suppliers.”

ASMedia intends to fund the transaction with cash on hand. The transaction, which is expected to close in the second quarter or early third quarter in 2025, is subject to receipt of required regulatory approvals and the satisfaction of customary closing conditions, including approval by Techpoint shareholders. As part of the transaction, Techpoint’s JDS will no longer be traded on the Tokyo Stock Exchange, and Techpoint will become a wholly owned subsidiary of ASMedia.

Transaction Benefits

The transaction is expected to:

•	Expand ASMedia’s product portfolio to offer more comprehensive solutions to customers

•	Create new opportunities in attractive automotive and security sectors with growth potential

•	Strengthen R&D capabilities and sales footprints overseas to provide seamless customer services

•	Increase ASMedia’s economies of scale and expand into countries beyond current territories

Advisors

Citi is serving as the exclusive financial advisor to ASMedia, with Davis Polk & Wardwell LLP, Mori Hamada & Matsumoto, and Chen & Lin Attorneys-at-Law as legal advisors. Greenhill & Co., LLC, an affiliate of Mizuho Americas LLC, is serving as the exclusive financial advisor to Techpoint, with Pillsbury Winthrop Shaw Pittman LLP and Anderson Mori & Tomotsune as legal advisors.

About ASMedia

ASMedia, established in Taiwan in 2004, is a leading fabless semiconductor company specializing in high-speed transmission interface IC design. ASMedia boasts strong R&D capabilities in high-speed physical layers, including USB controller chips, PCIe bridge controller chips, SATA controller chips, high-speed switch controller chips, and application-specific integrated circuits (ASICs). For more information, please visit: www.asmedia.com.tw/

About Techpoint

Techpoint is a fabless semiconductor company developing proprietary high-definition video connectivity technology targeting high-definition video security systems and automotive infotainment systems. Techpoint aims to address the growing needs of the next generation high-definition video industries. With design centers in the U.S., as well as offices in Taiwan, Korea, China, and Japan, Techpoint has achieved cutting edge technology in its target industries. For more information, please visit: www.techpoint.co.jp/

Additional Information and Where to Find It

In connection with the proposed transaction among Techpoint, ASMedia, and Apex Merger Sub (the “Proposed Transaction”), Techpoint will file relevant materials with the Securities and Exchange Commission (the “SEC”), including Techpoint’s proxy statement on Schedule 14A (the “Proxy Statement”). This press release is not a substitute for the Proxy Statement or any other document that Techpoint may file with the SEC or send to its stockholders in connection with the Proposed Transaction. BEFORE MAKING ANY VOTING OR INVESTMENT DECISIONS, INVESTORS AND SECURITY HOLDERS OF TECHPOINT ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY ALL RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS THERETO, IN CONNECTION WITH THE PROPOSED TRANSACTION WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT TECHPOINT, THE PROPOSED TRANSACTION, AND RELATED MATTERS. Investors and security holders will be able to obtain free copies of such documents (when available) through the website maintained by the SEC at https://www.sec.gov, or by visiting Techpoint’s website at www.techpointinc.com or by contacting Techpoint by email at ir@techpointinc.com.

Participants in the Solicitation of Proxies

Techpoint and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the Proposed Transaction. Information about the directors and executive officers of Techpoint is set forth in: (i) Techpoint’s proxy statement for its 2024 annual meeting of stockholders under the heading “Proposal 1” (including “Election of Directors—Director Compensation,” “Executive Officers of the Registrant—Executive Compensation,” and “Security Ownership of Certain Beneficial Owners and Management”), which was filed with the SEC on April 19, 2024 and is available at https://www.sec.gov/Archives/edgar/data/1556898/000095017024045892/techpoint-def_14a-2024_r.htm; (ii) Techpoint’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, including under the headings “Item 10. Directors, Executive Officers and Corporate Governance,” “Item 11. Executive Compensation,” “Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters,” and “Item 13. Certain Relationships and Related Transactions, and Director Independence,” which was filed with the SEC on March 15, 2024 and is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/1556898/000095017024032070/ck0001556898-20231231.htm; and (iii) to the extent holdings of Techpoint’s securities by its directors or executive officers have changed since the amounts set forth in Techpoint’s proxy statement for its 2024 annual meeting of stockholders, such changes have been or will be reflected on Initial Statement of Beneficial Ownership of Securities on Form 3, Statement of Changes in Beneficial Ownership on Form 4, or Annual Statement of Changes in Beneficial Ownership of Securities on Form 5, filed with the SEC (which are available at EDGAR Search Results https://www.sec.gov/edgar/search/#/category=form-cat2&ciks=0001556898&entityName=Techpoint%252C%2520Inc.%2520(THPTF)%2520(CIK%25200001556898)). Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement and other relevant materials to be filed with the SEC regarding the Proposed Transaction when such materials become available. Investors should read the Proxy Statement carefully when it becomes available before making any voting or investment decisions. Copies of the documents filed with the SEC by Techpoint will be available free of charge through the website maintained by the SEC at www.sec.gov. Additionally, copies of documents filed with the SEC by Techpoint will be available free of charge on Techpoint’s website at www.techpointinc.com.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended, related to Techpoint and the Proposed Transaction. All statements other than statements of historical fact are forward-looking statements for purposes of federal and state securities laws. These forward-looking statements involve risks and uncertainties that could significantly affect the financial or operating results of Techpoint. These forward-looking statements may be identified by terms such as “anticipate,” “believe,” “can,” “could,” “estimate,” “expect,” “forecast,” “foresee,” “intend,” “may,” “plan,” “project,” “should,” “target,” “will,” and “would” and the negative of these terms or other similar expressions. Forward-looking statements in this press release include, among other things, statements about the potential benefits of the Proposed Transaction, including future plans, objectives, expectations, and intentions; the anticipated timing of closing of the Proposed Transaction; and the anticipated delisting and deregistration of Techpoint’s common stock. In addition, all statements that address operating performance, events or developments that Techpoint expects or anticipates will occur in the future—including statements relating to creating value for stockholders, benefits of the Proposed Transaction, and the expected timetable for completing the Proposed Transaction — are forward-looking statements. These forward-looking statements involve substantial risks and uncertainties that could cause actual results, including the actual results of Techpoint to differ materially from those expressed or implied by such statements. These risks and uncertainties include, among other things, risks related to the possibility that the conditions to the consummation of the Proposed Transaction will not for any reason be satisfied (including the failure to obtain the approval of the merger agreement for the Proposed Transaction by Techpoint’s stockholders or the failure to obtain required regulatory approvals) in the anticipated timeframe or at all; risks related to the ability to realize the anticipated benefits of the Proposed Transaction; the ability to retain and hire key personnel; negative effects of the announcement or failure to consummate the Proposed Transaction on the market price of the capital stock of Techpoint and on Techpoint’s operating results, including that Techpoint’s stock price may decline significantly if the Proposed Transaction is not consummated; the occurrence of any event, change, or other circumstances that could give rise to the termination of the merger agreement for the Proposed Transaction, which in certain circumstances may require Techpoint to pay a termination fee; significant transaction costs, fees, expenses and charges; operating costs, customer loss, and business disruption (including, without limitation, difficulties in maintaining employee, customer, or other business, contractual, or operational relationships following the Proposed Transaction announcement or closing of the Proposed Transaction and the diversion of the attention of Techpoint management from its ongoing business); failure to consummate or delay in consummating the Proposed Transaction for any reason; risks and uncertainties related to competition and demand for Techpoint’s products; the rapidly evolving market and uncertainty regarding the development of markets for Techpoint’s products; dependence on customers or other third parties; difficulties in commercializing new products, including delays and the failure of new products to perform as expected, to be manufactured at acceptable volumes, yields, and cost, to be qualified and accepted by Techpoint’s customers, and to successfully compete with products offered by competitors; uncertainties concerning the availability and cost of raw or commodity materials and product components; competition-related risks; risks and uncertainties related to laws, regulations, and legal proceedings, including litigation matters relating to the Proposed Transaction or otherwise impacting Techpoint generally, including the nature, cost, and outcome of any litigation and other legal proceedings related to the Proposed Transaction that may be instituted against the parties and others following the announcement of the Proposed Transaction; acquisition-related risks; risks related to the conversion of order backlog into product revenue and the timing thereof; economic changes in global markets, such as inflation and interest rates, and recession; government policies (including policy changes affecting the technology and semiconductor, taxation, trade, tariffs, immigration, customs, and border actions) and other external factors that Techpoint cannot control; risks related to intellectual property, privacy matters, and cyber security (including losses and other consequences from failures, breaches, attacks, or disclosures involving information technology infrastructure and data); other business effects (including the effects of industry, market, economic, political, or regulatory conditions); and other risks and uncertainties, including, but not limited to, those described in Techpoint’s Annual Report on Form 10-K on file with the SEC and from time to time in other filed reports including Techpoint’s Quarterly Reports on Form 10-Q.

A further description of risks and uncertainties relating to Techpoint can be found in its most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, all of which are filed with the SEC and available at www.sec.gov.

There can be no assurance that the Proposed Transaction will in fact be consummated. If the Proposed Transaction is consummated, Techpoint’s stockholders will cease to have any equity interest in Techpoint and will have no right to participate in its earnings and future growth. Techpoint cautions investors not to unduly rely on any forward-looking statements, which speak only as of the date thereof. Techpoint does not intend to update or revise any forward-looking statements as the result of new information or future events or developments, except as required by law.

3